Exhibit 99.2

This Statement on Form 4 is filed by: (i) Prime Security Services TopCo (ML), L.P., (ii) Prime Security Services TopCo (ML II), L.P., (iii) Prime Security Services TopCo (ML), LLC, (iv) Prime Security Services TopCo (ML II), LLC, (v) Prime Security Services TopCo Parent GP, LLC, (vi) AP VIII Prime Security Services Holdings, L.P., (vii) Prime Security Services GP, LLC, (viii) AP VIII Prime Security Services Management, LLC, (ix) Apollo Management, L.P., (x) Apollo Management GP, LLC, (xi) Apollo Management Holdings, L.P., and (xii) Apollo Management Holdings GP, LLC.

Name of Designated Filer: Apollo Management Holdings GP, LLC

Date of Event Requiring Statement: August 6, 2025

Issuer Name: ADT Inc.

Prime Security Services TopCo (ML), L.P.

By:	Prime Security Services TopCo (ML), LLC,
its general partner

By:	Prime Security Services TopCo Parent GP, LLC,
its sole member

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

PRIME SECURITY SERVICES TOPCO (ML II), L.P.

By:	Prime Security Services TopCo (ML II), LLC,
its general partner

By:	Prime Security Services GP, LLC,
its member

By:	Apollo Advisors VIII, L.P.,
its sole member

By:	Apollo Capital Management VIII, LLC,
its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

Prime Security Services TopCo (ML), LLC

By:	Prime Security Services TopCo Parent GP, LLC,
its sole member

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

Prime Security Services TopCo (ML II), LLC

By:	Prime Security Services GP, LLC,
its member

By:	Apollo Advisors VIII, L.P.,
its sole member

By:	Apollo Capital Management VIII, LLC,
its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

Prime Security Services TopCo Parent GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

AP VIII PRIME SECURITY SERVICES HOLDINGS, L.P.

By:	Prime Security Services GP, LLC,
its general partner

By:	Apollo Advisors VIII, L.P.,
its sole member

By:	Apollo Capital Management VIII, LLC,
its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

PRIME SECURITY SERVICES GP, LLC

By:	Apollo Advisors VIII, L.P.,
its sole member

By:	Apollo Capital Management VIII, LLC,
its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

AP VIII PRIME SECURITY SERVICES MANAGEMENT, LLC

By:	Apollo Management, L.P., its sole member

	By:	Apollo Management GP, LLC, its general partner

		By:	/s/ James Elworth
		Name:	James Elworth
		Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC, its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC, its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President